UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    June 14, 2013 (June 11, 2013)

KIMBALL INTERNATIONAL, INC.
________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Indiana	0-3279	35-0514506
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1600 Royal Street, Jasper, Indiana	47549-1001
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code   (812) 482-1600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

With the passing of Harry W. Bowman, a member of the Board of Directors (the "Board") of Kimball International, Inc. (the "Company"), Christine M. Vujovich, also a member of the Board, was appointed to replace Mr. Bowman on the Audit Committee of the Board effective immediately.

The Company's press release is attached as Exhibit 99.1 and is incorporated herein by reference.

(d) Exhibits
The following exhibit is filed as part of this report:

Exhibit
Number	Description
99.1	Press Release dated June 14, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBALL INTERNATIONAL, INC.

By:	/s/ John H. Kahle
JOHN H. KAHLE Executive Vice President, General Counsel, Secretary
Date: June 14, 2013

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated June 14, 2013